As filed with the Securities and Exchange Commission on December 22, 2005.

                                                 Registration No. 333-__________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ---------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    ---------------------------------------

                              NEOPROBE CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware                                           31-1080091
    (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                        425 Metro Place North, Suite 300
                               Dublin, Ohio 43017
              (Address of Registrant's principal executive offices)

                    ---------------------------------------

                              NEOPROBE CORPORATION
                              AMENDED AND RESTATED
                            2002 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                    ---------------------------------------

                                 Brent L. Larson
                Vice President, Finance, Chief Financial Officer,
                             Treasurer and Secretary
                              Neoprobe Corporation
                        425 Metro Place North, Suite 300
                               Dublin, Ohio 43017
                                 (614) 793-7500
            (Name, address and telephone number of agent for service)

                    ---------------------------------------

                          Copies of Correspondence to:
                           William J. Kelly, Jr., Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-2136
                            wjkelly@porterwright.com

                    ---------------------------------------

                         Calculation of Registration Fee
----------------------------------------------------------------------------------------------------------------
                                            Proposed Maximum      Proposed Maximum
Title of Securities        Amount to be     Offering Price        Aggregate Offering       Amount of
to be Registered           Registered (2)   Per Share (3)         Price (3)                Registration Fee (1)
----------------------------------------------------------------------------------------------------------------
Common Stock,
$.001 par value                2,000,000        $0.25               $500,000                   $53.50
----------------------------------------------------------------------------------------------------------------

(1) Pursuant to General Instruction E to Form S-8, a filing fee is only being paid with respect to the registration of additional securities for the Neoprobe Corporation Amended and Restated 2002 Stock Incentive Plan (the "Plan"). A Registration Statement on Form S-8 was previously filed on September 23, 2004 (Registration No. 333-119219), for the existing securities available under the Plan.

(2) Represents the additional number of shares of Neoprobe Corporation common stock, par value $.001, issuable in connection with awards under the Plan.

(3) Estimated solely for the purpose of calculating the proposed maximum aggregate offering price and the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low prices of Neoprobe Corporation Common Stock as reported on the Over-The-Counter Bulletin Board on December 16, 2005.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Neoprobe Corporation Common Stock, $.001 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information concerning the Neoprobe Corporation Amended and Restated 2002 Stock Incentive Plan (the "Plan"), specified in Part I, will be sent or given to participants as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3.  Incorporation of Documents by Reference

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission (the "Commission") by Neoprobe Corporation (the "Corporation") on September 23, 2004 (Registration No. 333-119219). In addition, the following documents filed with the Commission by the Corporation are incorporated herein by reference:

         1. Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, filed March 31, 2005.

         2. Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 (filed May 16, 2005); Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 (filed August 15, 2005); and Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (filed November 14, 2005).

         3. Current Report on Form 8-K dated January 3, 2005 (filed January 5, 2005); Current Report on Form 8-K dated January 18, 2005 (filed January 21, 2005); Current Report on Form 8-K (as to Item 8.01 and Exhibit 99.2 to Item 9.01 only) dated February 24, 2005 (filed February 28, 2005); Current Report on Form 8-K (as to Item 8.01 and Exhibit 99.2 to Item 9.01 only) dated April 26, 2005 (filed May 3, 2005); and Current Report on Form 8-K dated September 27, 2005 (filed September 30,
                  2005).

         4.       Notice of Annual Meeting and Proxy Statement, filed April 29,
                  2005.

         5. The description of the Corporation's common stock which is contained in the Corporation's Form 8-A filed with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as updated in any amendment or report filed for the purpose of updating such description, is hereby incorporated by reference.

         All documents filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.    Exhibits

         Exhibit Number                    Description
         --------------                    -----------

             4(a) Neoprobe Corporation Amended and Restated 2002 Stock Incentive Plan (previously filed as Appendix A to the Corporation's Definitive Proxy Statement (File No. 000-26520), filed with the Securities and Exchange Commission on April 29, 2005, and incorporated herein by reference).

             4(b) Restated Certificate of Incorporation of Neoprobe Corporation as corrected February 18, 1994, and amended June 27, 1994, June 3, 1996, March 17, 1999, May 9, 2000, June 13, 2003, July 27, 2004,
                              and June 22, 2005 (previously filed as Exhibit 3.1 to the Corporation's Quarterly Report on Form 10-QSB, filed with the Securities and Exchange Commission on August 15, 2005, and incorporated herein by reference).

             4(c) Amended and Restated By-laws dated July 21, 1993, as amended July 18, 1995, and May 30, 1996 (previously filed as Exhibit 99.4 to the Corporation's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 19, 1996, and incorporated herein by reference).

             5       *        Opinion of Porter, Wright, Morris & Arthur LLP
                              regarding legality.

             23(a) Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

             23(b)   *        Consent of Independent Registered Public
                              Accounting Firm.

             24      *        Powers of Attorney.

             ----------------
             * Filed herewith.

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, State of Ohio, on December 22, 2005.

                             NEOPROBE CORPORATION


                             /s/ Brent L. Larson
                             ---------------------------------------------------
                             Brent L. Larson, Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         Signature                           Title                                              Date
* David C. Bupp                              President, Chief Executive Officer        December 22, 2005
------------------------------------         and Director
  David C. Bupp                              (principal executive officer)


/s/ Brent L. Larson                          Vice President, Finance, Chief            December 22, 2005
------------------------------------         Financial Officer, Treasurer and
  Brent L. Larson                            Secretary (principal financial officer
                                             and principal accounting officer)


* Carl J. Aschinger, Jr.                     Director                                  December 22, 2005
------------------------------------
  Carl J. Aschinger, Jr.

* Reuven Avital                              Director                                  December 22, 2005
------------------------------------
  Reuven Avital

* Kirby I. Bland                             Director                                  December 22, 2005
------------------------------------
  Kirby I. Bland

* Julius R. Krevans                          Chairman of the Board of                  December 22, 2005
------------------------------------         Directors
  Julius R. Krevans

* Fred B. Miller                             Director                                  December 22, 2005
------------------------------------
  Fred B. Miller

* J. Frank Whitley, Jr.                      Director                                  December 22, 2005
------------------------------------
  J. Frank Whitley, Jr.


*  By:    /s/  Brent L. Larson
        ---------------------------------------------
         Brent L. Larson, attorney-in-fact for each
         of the persons indicated

                       Registration No. 333-______________


--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------




                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933




                         ------------------------------



                              NEOPROBE CORPORATION



                         ------------------------------

                                    EXHIBITS

                         ------------------------------

                                  EXHIBIT INDEX

    Exhibit                          Exhibit
     Number                        Description
     ------                        -----------

      4(a) Neoprobe Corporation Amended and Restated 2002 Stock Incentive Plan (previously filed as Appendix A to the Corporation's Definitive Proxy Statement (File No. 000-26520), filed with the Securities and Exchange Commission on April 29, 2005, and incorporated herein by reference).

      4(b) Restated Certificate of Incorporation of Neoprobe Corporation as corrected February 18, 1994, and amended June 27, 1994, June 3, 1996, March 17, 1999, May 9, 2000, June 13, 2003, July
                 27, 2004, and June 22, 2005 (previously filed as Exhibit 3.1 to the Corporation's Quarterly Report on Form 10-QSB, filed with the Securities and Exchange Commission on August 15, 2005, and incorporated herein by reference).

      4(c) Amended and Restated By-laws dated July 21, 1993, as amended July 18, 1995, and May 30, 1996 (previously filed as Exhibit
                 99.4 to the Corporation's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 19, 1996, and incorporated herein by reference).

      5     *    Opinion of Porter, Wright, Morris & Arthur LLP regarding
                 legality.

      23(a)      Consent of Porter, Wright, Morris & Arthur LLP (included in
                 Exhibit 5 filed herewith).

      23(b) *    Consent of Independent Registered Public Accounting Firm.


      24    *    Powers of Attorney


----------------
* Filed herewith.